UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2007

Aquila, Inc. Retirement Investment Plan

(Exact name of registrant as specified in charter)

Delaware	1-03562	44-0541877
(State or other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

20 West 9th, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(816) 421-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Effective March 1, 2007, KPMG LLP was dismissed as the independent registered public accounting firm of the Aquila, Inc. Retirement Investment Plan, which files Annual Reports on Form 11-K pursuant to Section 15(d) of the Securities Act of 1934. Mayer Hoffman McCann P.C. has been retained as the Plan’s new independent registered public accounting firm, effective March 1, 2007. KPMG continues to serve as the independent registered public accounting firm for the Plan’s sponsor, Aquila, Inc.

KPMG's reports on the Plan's financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2005 and 2004 and through the date of this report, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) between the Plan and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports. During the two most recent fiscal years ended December 31, 2005 and 2004 and through the date of this report, there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and its related instructions) between the Plan and KPMG.

During the two most recent fiscal periods ended December 31, 2005 and 2004, and the subsequent interim period through March 1, 2007, neither the Plan nor anyone on its behalf consulted with Mayer Hoffman McCann P.C. regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Plan's financial statements, any matter that was the subject of a disagreement or reportable event or any matter or event set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Plan has furnished KPMG with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (SEC). The Plan has also requested that KPMG furnish a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report. A copy of KPMG's letter to the SEC is filed with this Current Report as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from KPMG LLP dated March 1, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquila, Inc.

By:	/s/ Beth A. Armstrong
Beth A. Armstrong

Vice President and Chief Accounting Officer

Date: March 2, 2007